UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
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[ ]	Definitive Additional Material
[ ]	Solicitation Material under §240.14a-12

GAUCHO GROUP HOLDINGS, Inc.

(Name of Registrant as Specified in Its Charter)

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GAUCHO Group HOLDINGS, Inc.

135 Fifth Ave., 10th Floor

New York, NY 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S PROXY STATEMENT

On July 8, 2019

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Gaucho Group Holdings, Inc. (the “Company”, or “GGH”) on July 8, 2019, at 2:00 p.m. Eastern Time, at 135 Fifth Ave., 10th Floor, New York, NY 10010 (the “Annual Meeting”). At the Annual Meeting the Company will submit the following five (5) proposals to its stockholders for approval:

1.	To elect the three (3) nominees to the board of directors named in this Proxy Statement to hold office for one-, two-, or three-year terms, as described in Proposal No. 2 of the Proxy Statement, if Proposal No. 2 is approved, or until the next annual meeting, if Proposal No. 2 is not approved, and in either case until their respective successors are elected and qualified.

2.	To approve an amendment to the Company’s Amended and Restated Bylaws to implement a staggered Board structure (the “Classified Board Provisions”) whereby the Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III, with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Company’s 2020 annual meeting of stockholders; each director initially appointed to Class II shall serve for an initial term expiring at the Company’s 2021 annual meeting of stockholders; and each director initially appointed to Class III shall serve for an initial term expiring at the Company’s 2022 annual meeting of stockholders.

3.	To reauthorize granting the Board of Directors discretion (if necessary to effect a listing of the Company’s common stock on a national exchange) on or before June 30, 2020, to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-twenty-five (1:25), or anywhere between, while maintaining the number of authorized shares of Common Stock (the “Reverse Stock Split”) as a requirement of uplisting to Nasdaq. This item was previously presented and approved at the 2018 Annual Meeting of the Stockholders but the Board of Directors’ discretionary power expired on June 30, 2019 before the Company has been able to uplist on a national exchange.

4.	Approval of an amendment to the Company’s 2018 Equity Incentive Plan to allow for additional shares available for awards.

5.	To ratify and approve the appointment of Marcum LLP, as the Company’s independent registered accounting firm for the year ended December 31, 2019.

Additionally, any other business that may properly come before the Annual Meeting will be conducted.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our common stock and holders of record of our Series B preferred stock on an as converted basis to common stock on May 20, 2019 (the “Record Date”) will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

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The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either attend the Annual Meeting and vote in person or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

We are using the “Notice and Access” method of providing proxy materials to common stockholders of record via the internet. We are mailing common stockholders of record a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. Notice and Access provides a convenient way for stockholders to access the Company’s proxy materials and vote shares on the internet, and also allows us to reduce costs and conserve resources. The Notice of Internet Availability includes instructions on how to access our proxy materials and how to vote your shares. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials if you prefer.

The Company is using the “Full Set Delivery” method of providing proxy materials to all holders of record of Series B preferred stock and beneficial owners of record of common stock (beneficial owners are those stockholders who hold the Company’s common shares through a broker) and certain recent purchasers of common stock of the Company. These stockholders are unable to vote by internet or by phone. Therefore, the Full Set Delivery option requires we mail our proxy materials to these stockholders under the “traditional” method by providing paper copies as well as providing access to our proxy materials on a publicly accessible website.

The Company’s Proxy Statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the other Annual Meeting materials are available on the internet at: https://www.cstproxy.com/gauchogroupholdings/2019.

Whether or not you expect to attend the Annual Meeting, please vote your shares in advance online or by mail to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

/s/ Scott L. Mathis
Chairman of the Board and
Chief Executive Officer

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GAUCHO Group HOLDINGS, Inc.

135 Fifth Ave., 10th Floor

New York, NY 10010

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 8, 2019 at 2:00 pm Eastern Time

May 14, 2019

We are furnishing this Proxy Statement to stockholders of GAUCHO GROUP HOLDINGS, INC. (“we” or “GGH” or the “Company”) in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournments or postponements thereof. We will hold the Annual Meeting on July 8, 2019, at 2:00 p.m. Eastern Time, at 135 Fifth Ave., 10th Floor, New York, NY 10010.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or about May 29, 2019. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2019, and the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2019 including financial statements (“Quarterly Report”), will be filed with the SEC on May 15, 2019. Hard copies of this Proxy Statement and the Annual Report will be provided to record holders of common stock (who are receiving proxy materials via the Notice and Access Method) via U.S. mail only by request and the Quarterly Report is available on the internet at: https://www.cstproxy.com/gauchogroupholdings/2019.

Voting Securities and Quorum Required.

Holders of record of our common stock and Series B preferred stock at the close of business on May 20, 2019 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had 52,635,433 shares of common stock issued and 52,584,900 outstanding. Each share of common stock is entitled to one vote per share. On the Record Date, we had 902,670 shares of Series B preferred stock issued and outstanding. Shares of Series B preferred stock are entitled to vote with common stock on each proposal on as converted basis, for a total of 8,456,072 votes. Common stock and Series B preferred stock represent our only two classes of voting securities outstanding.

Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

For the transaction of business at the Annual Meeting a quorum must be present. A quorum consists of not less than one-third of the shares entitled to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to a future time and date. Common stock and Series B preferred stock (on an as-converted basis to common stock) will vote together as a class on each proposal.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the Annual Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Annual Meeting.

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No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q. Why am I receiving these materials?

A. We have sent you these proxy materials because the Board of Directors (the “Board”) of Gaucho Group Holdings, Inc. (sometimes referred to as the “Company” or “GGH”) is soliciting your proxy to vote at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may cast your vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if you have received, or requested to receive, printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card.

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Common stockholders of record will not receive printed materials unless they request them. Instead, a Notice of Internet Availability is mailed that instructs stockholders as to how they may access and review all of the proxy materials on the internet. We intend to commence the mailing of the Notice of Internet Availability on or about May 29, 2019 to all common stockholders and Series B stockholders of record entitled to vote at the Annual Meeting. The beneficial owners of record entitled to vote at the Annual Meeting will receive printed copies by mail. We intend to commence mailing printed copies to these stockholders on or about May 29, 2019.

Q. How do I attend the Annual Meeting?

A. The Annual Meeting will be held on Monday, July 8, 2019 at 2:00 p.m. local time in the Company’s New York office at 135 Fifth Avenue, 10th Floor, New York, NY 10010. Directions to the Annual Meeting may be found at https://www.gauchoholdings.com/contact/locations. Information on how to vote in person at the Annual Meeting is discussed below.

Q. Who can vote at the Annual Meeting?

A. Only stockholders of record at the close of business on May 20, 2019 will be entitled to vote at the Annual Meeting. On the Record Date, there were 52,584,900 shares of common stock outstanding and entitled to vote and 902,670 shares of Series B preferred stock outstanding and entitled to vote on an as-converted basis to common shares.

Q. What am I voting on?

A. There are five matters scheduled for a vote:

●	Election of three (3) directors to the board of directors to hold office for one-, two-, or three-year terms, as described in Proposal No. 2 of the Proxy Statement, if Proposal No. 2 is approved, or until the next annual meeting, if Proposal No. 2 is not approved, and in either case until their respective successors are elected and qualified.

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●	To approve an amendment to the Company’s Amended and Restated Bylaws to implement a staggered Board structure (the “Classified Board Provisions”) whereby the Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III, with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Company’s 2020 annual meeting of stockholders; each director initially appointed to Class II shall serve for an initial term expiring at the Company’s 2021 annual meeting of stockholders; and each director initially appointed to Class III shall serve for an initial term expiring at the Company’s 2022 annual meeting of stockholders.

●	Providing the Board of Directors discretion (if necessary to effect a listing of the Company’s common stock on a national exchange) on or before June 30, 2020, to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-twenty-five (1:25), or anywhere between, while maintaining the number of authorized shares of Common Stock (the “Reverse Stock Split”). This item was previously presented and approved at the 2018 Annual Meeting of the Stockholders but the Board of Directors’ discretionary power expires on June 30, 2019 before the Company will be able to uplist on a national exchange.

●	Approval of an amendment to the Company’s 2018 Equity Incentive Plan to allow for additional shares available for awards.

●	Ratification and approval of the appointment of Marcum LLP, as the Company’s independent registered accounting firm for the year ended December 31, 2019.

Q. What if another matter is properly brought before the Annual Meeting?

A. The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q. How do I vote and what is the vote required for each proposal?

A. As to the election of the three director nominees under Proposal No. 1, you may vote “For” the election of the nominee proposed by the Board, or “Withhold” for the nominee being proposed. The directors will be elected by a plurality of votes cast at the Annual Meeting.

With respect to Proposal No. 2 (amendment to Bylaws), you may vote “For” or “Against” or “Abstain” for such proposal. Proposal No. 2 will be approved if a majority of common stock outstanding on an as-converted basis are cast at the Annual Meeting vote in favor of such proposal.

With respect to Proposal No. 3 (Reverse Stock Split), you may vote “For” or “Against” or “Abstain” for such proposal. Proposal No. 3 will be approved if a majority of common stock outstanding on an as-converted basis are cast at the Annual Meeting vote in favor of such proposal.

With respect to Proposal No. 4 (amendment to 2018 Plan), you may vote “For” or “Against” or “Abstain” for each proposal. Proposal No. 4 will be approved if a majority of the votes present at the Annual Meeting vote in favor of such proposal.

With respect to Proposal No. 5 (ratification of the appointment of our independent registered accounting firm), you may vote “For” or “Against” or “Abstain” for each proposal. Proposal No. 5 will be approved if a majority of the votes present at the Annual Meeting vote in favor of such proposal.

Proposal No. 5 is advisory in nature and non-binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions.

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The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If on May 20, 2019 your shares were registered directly in your name with GGH’s transfer agent, Continental Stock Transfer & Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy by visiting https://www.cstproxy.com/gauchogroupholdings/2019 and following the instructions provided on the Notice of Internet Availability. Whether or not you plan to attend the Annual Meeting, we urge you to fill out your proxy via the internet to cast your votes or vote via telephone.

If you have requested to receive printed copies of the proxy materials by mail, you may vote using the proxy card enclosed with the proxy materials and returning it by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote online or via telephone, follow the instructions on the Notice of Internet Availability mailed to you.

●	If you have received or requested to receive your proxy materials by mail, you have the option to vote using the proxy card included in the mailing. To do so, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

Stockholders Recently Purchasing Shares

If you are an existing stockholder who recently purchased additional stock in the Company and/or you are a new stockholder who recently purchased stock in the Company on or before May 20, 2019, you may vote in person at the Annual Meeting or vote by mail or fax by following the instructions provided in your proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on May 20, 2019 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Annual Meeting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Series B Preferred Shares: Series B Preferred Stock Holders

If you are a holder of Series B preferred stock as of May 20, 2019, you may vote in person at the Annual Meeting or vote by mail or fax by following the instructions provided in your proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

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Q. How many votes do I have?

A. On each matter to be voted upon, you have one vote for each share of common stock you own as of May 20, 2019 and for each share of Series B preferred stock you own as of May 20, 2019, you are entitled to the number of votes per share based on the following formula:

$10 ÷ the fair market value of the Company’s common stock as of the date the shares of Series B preferred stock were issued, subject to a maximum of ten votes per share of Series B preferred stock.

Q. What happens if I do not vote?

Stockholders of Record: Shares Registered in Your Name

A. If you are a stockholder of record and do not vote by proxy by accessing https://www.cstproxy.com/gauchogroupholdings/2019, by telephone, in person at the Annual Meeting, or, if you’ve received or requested to receive the proxy materials by mail, and do not complete and return your proxy card by mail, your shares will not be voted.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

A. If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on the election of directors (Proposal 1) or the Reverse Stock Split (Proposal 3) or the Amendment to the Bylaws (Proposal 2) or the amendment to the 2018 Plan (Proposal 4) without your instructions but may vote your shares on the ratification of Marcum LLP as our independent registered public accounting firm for fiscal year 2019 (Proposal 5) even in the absence of your instruction.

Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominee for director named in this Proxy Statement, “For” the amendment to the bylaws to establish the staggered board structure, “For” the reverse stock split to be implemented in the discretion of the Board of Directors subject to the terms of the resolution, “For” the approval of the amendment to our 2018 Equity Incentive Plan, and “For” the approval of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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Q. What does it mean if I receive more than one set of proxy materials?

A. If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability (or each proxy card in the proxy materials if you’ve requested printed proxy materials) to ensure that all of your shares are voted.

Q. Can I change my vote after submitting my proxy?

All Stockholders of Record: Shares Registered in Your Name

A. Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	If you’ve requested your proxy materials be mailed to you, you may submit another properly completed proxy card with a later date;

2.	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at 135 Fifth Avenue, 10th Floor, New York, NY 10010;

3.	You may change your vote using the online voting method, in which case your latest internet proxy submitted prior to the Annual Meeting will be counted; or

4.	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

A. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q. When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A. We anticipate that our 2020 Annual Meeting will be held in July 2020. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the attention of the Secretary of Gaucho Group Holdings, Inc. at 135 Fifth Avenue, 10th Floor, New York, NY 10010. If you wish to submit a proposal at the Annual Meeting that is to be included in next year’s proxy materials, you must do so in accordance with the Company’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

Q. What are “broker non-votes”?

A. As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the Nasdaq Capital Market (“Nasdaq”) to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q. What is the quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding common shares and Series B preferred shares (on an as converted basis with the common stock) entitled to vote are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 52,584,900 common shares outstanding and 902,670 shares of Series B preferred stock, convertible on a voting basis into 8,456,072 shares of common stock issued and outstanding. Thus, the holders of 61,040,972 shares of common stock and Series B preferred stock (on an as converted basis) must be present in person or represented by proxy at the Annual Meeting to have a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q. What proxy materials are available on the internet?

A. The Proxy Statement and the annual report to stockholders are available at: https://www.cstproxy.com/gauchogroupholdings/2019.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2018. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of May 13, 2019, the Company had 52,400,252 shares of its common stock issued and 52,349,719 outstanding, and 902,670 shares of its Series B preferred stock issued and outstanding. The following table sets forth the beneficial ownership of the Company’s common stock and Series B preferred stock as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Common Stock	Amount and Nature of Beneficial Ownership of Series B Stock (1)		Percent of Series B Stock	Total Voting Power (8)
Scott L. Mathis c/o GGH, 135 Fifth Avenue, 10th Floor, New York, NY 10010	Chief Executive Officer and Chairman of the Board of Directors	7,306,697	(2)	13.3%	2,100	(3)	Less than 1%	11.5%

Maria Echevarria c/o GGH, 135 Fifth Avenue, 10th Floor, New York, NY 10010	Chief Financial Officer	184,052	(4)	Less than 1%	-		-	Less than 1%

Julian Beale	Director	466,338	(5)	1.0%	-		-	1.0%

Peter J.L. Lawrence	Director	564,450	(6)	1.1%	-		-	1.0%

Steven A. Moel	Director	501,970	(7)	1.0%	-		-	1.0%

All current directors, directors elect, director nominees, executive officers and named executive officers as a group (five persons)		9,023,507		16.4%	2,100		Less than 1%	14.5%

Notes to Security Ownership of Management table shown above:

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Consists of (a) 558,362 shares of our common stock owned by Mr. Mathis directly; (b) 3,777,425 shares owned by The WOW Group, LLC, of which Mr. Mathis is a controlling member; (c) 204,803 shares owned by Mr. Mathis’s 401(k) account; (d) warrants to acquire 210,217 shares of common stock, and (e) the right to acquire 2,424,897 shares of common stock subject to the exercise of options.

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(3)	Consists of 2,100 shares of Series B preferred stock owned by Mr. Mathis’ 401(k) and 19,800 shares of common stock on an as converted basis to common stock for voting purposes.

(4)	Consists of (a) 7,484 shares owned by Mrs. Echevarria’s 401(k) account and (b) 176,568 shares of our common stock issuable upon the exercise of stock options.

(5)	Consists of (a) 97,588 shares of our common stock owned by Mr. Beale directly; and (b) 466,338 shares of our common stock issuable upon the exercise of stock options.

(6)	Consists of (a) 184,971 shares of our common stock owned by Mr. Lawrence directly; (b) 10,729 shares owned by Mr. Lawrence and his spouse as trustees for the Peter Lawrence 1992 Settlement Trust; and (c) 466,338 shares of our common stock issuable upon the exercise of stock options.

(7)	Consists of (a) 151,491 shares owned by Dr. Moel directly; (b) 176,546 shares held by Dr. Moel’s 401(k); (c) 26,693 shares held by Andrew Moel, his son; (d) 28,490 shares held by Erin Moel, his daughter; and (e) 118,750 shares issuable upon the exercise of stock options.

(8)	Calculated based common stock being entitled to a total of 52,349,719 votes as of May 13, 2019 and Series B preferred stock being entitled to a total of 8,456,072 votes as of May 13, 2019.

Security Ownership of Certain Beneficial Owners

As of May 13, 2019, the only persons or entities that beneficially own more than 5% of its outstanding common stock who do not serve as an executive officer or director or who are a director nominee of the Company are presented in the table below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock	Amount and Nature of Beneficial Ownership of Series B Stock (1)	Percent of Series B Stock	Total Voting Power (4)
The WOW Group, LLC c/o Scott L. Mathis 135 Fifth Avenue New York, New York 10010	3,777,425	7.2%	-	-	6.2%
Murdock and Janie Richard (2)	2,789,913	5.3%	-	-	4.6%
Ralph & Mary Rybacki (3)	2,782,348	5.3%	-	-	4.6%

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Based on information contained on Schedule 13G filed by Murdock Richard on February 6, 2015. The principal business address of Mr. and Mrs. Richard is 5950 Sherry Lane, Suite 210, Dallas, TX 7522.

(3)	Based on information contained on Schedule 13G filed by Ralph and Mary Rybacki on February 11, 2016. The principal business address of Mr. and Mrs. Rybacki is 500 Capital Drive, Lake Zurich, IL 60047.

(4)	Calculated based common stock being entitled to a total of 52,349,719 votes as of May 13, 2019 and Series B preferred stock being entitled to a total of 8,456,072 votes as of May 13, 2019.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board currently consists of four (4) directors who are not divided into classes. The Board authorized an increase in the number of directors on the Board of Directors to four (4) on April 29, 2019. There are three (3) nominees for election to the Board this year. Julian Beale has not been nominated as a director.

Delaware law permits, but does not require, a classified or staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with one class of directors standing for election each year. As a classified board, a certain number, but not all, of the directors of our Board of Directors will be elected each year.

On May 13, 2019, the Board of Directors nominated Scott L. Mathis, Peter J.L. Lawrence, and Steven A. Moel for election at the 2019 Annual Meeting. If our stockholders vote to approve to amend the bylaws to establish a classified Board of Directors pursuant to Proposal 2, our Board of Directors will be reestablished as a classified board of directors divided into three classes with staggered terms (the “Classified Board Provision”). Under the Classified Board Provision, our Board of Directors will be divided into three classes, designated Class I, and Class II and Class III. Our Board of Directors has determined that our current directors who are nominated for re-election will be divided into classes as follows:

CLASS	DIRECTORS
I	Steven A. Moel (the “Class I Directors”)

II	Peter J.L. Lawrence (the “Class II Directors”)

III	Scott L. Mathis (the “Class III Directors”)

Generally, directors in a staggered board will be elected for three-year terms; however, in order to implement the staggered board at the this Annual Meeting, the Class I Directors will be elected for a one-year term, to serve until the 2020 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2021 annual meeting of stockholders, and the Class III Directors will be elected for a three-year term, to serve until the 2022 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

In the event our stockholders do not approve the establishment of a classified Board of Directors pursuant to Proposal 2, the directors elected at this Annual Meeting will serve for one-year terms until the 2020 annual meeting of stockholders, and until their respective successor, if any, is duly elected and qualified.

There are no family relationships between or among any of our executive officers, directors or nominees for director. Mr. Julian Beale is not standing for re-election as a director.

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Information Regarding the Board of Directors and Corporate Governance

As of the Record Date, the names, titles, and ages of the members of the Company’s Board of Directors and its Director nominees are as set forth in the below table.

Name	Age as of May 13, 2019	Position
Scott L. Mathis	57	Chief Executive Officer and Chairman of the Board of Directors; Director Nominee
Peter J.L. Lawrence	85	Director; Director Nominee
Steven A. Moel	75	Director; Director Nominee
Julian Beale*	84	Director

*Mr. Beale is currently a director of the Company but is not standing for re-election.

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively. The Company does not currently have a separate nominating (or similar) committee as given the Company’s small size the Company does not yet believe such a committee is necessary. However, as the Company grows and considers trying to position itself for a potential listing on a stock exchange, it will establish a separate nominating committee. Currently, the independent members of the Board of Directors are responsible for identifying and nominating appropriate persons to add to the Board of Directors when necessary. In identifying Board candidates, it is the goal of the independent members of the Board to identify persons whom they believe have appropriate expertise and experience to contribute to the oversight of a company of GGH’s nature while also reviewing other appropriate factors.

Messrs. Mathis, Lawrence and Beale and Dr. Moel are current members of the Board of Directors. At the Company’s 2017 Annual Meeting, Marc Dumont and Dr. Moel were elected to join the Board when the Company’s common stock is formally uplisted to Nasdaq, which has not occurred to date. At the Company’s 2018 Annual Meeting, John I. Griffin was elected to join the Board when the Company’s common stock is formally uplisted to Nasdaq, which has not occurred to date. Upon an uplisting to Nasdaq, Messrs. Dumont and Griffin will join the Board.

Summaries of the background and experience of the Company’s directors and officers are as follows:

●	Scott Mathis: Mr. Mathis has been actively involved with the Company’s business operations and strategy since it was founded in 1999 and has significant knowledge regarding its current and contemplated business operations. The Board believes he is valuable in forming the Company’s business strategy and identifying new business opportunities, a determination based on his executive level experience working in the real estate development industry and in several consumer-focused businesses.

Mr. Mathis is the founder of GGH and has served as Chief Executive Officer and Chairman of the Board of Directors since its inception in April 1999. Mr. Mathis has over five years’ experience serving as Chief Executive Officer and Chairman of the Board of Directors of Mercari Communications Group, Ltd., a public company. Mr. Mathis is also the founder, Chief Executive Officer, and Chairman of InvestProperty Group, LLC and various other affiliated entities. Since July 2009, Mr. Mathis has served as the Chief Executive Officer and Chairman of Hollywood Burger Holdings, Inc., a company he founded which is developing Hollywood-themed American fast food restaurants. Since June 2011, Mr. Mathis has also served as the Chairman and Chief Executive Officer of InvestBio, Inc., a former subsidiary of GGH that was spun off in 2010. Including his time with GGH and its subsidiaries, Mr. Mathis worked for over 25 years in the securities brokerage field. From 1995-2000, he worked for National Securities Corporation and The Boston Group, L.P. Before that, he was a partner at Oppenheimer and Company and a Senior Vice President and member of the Directors Council at Lehman Brothers. Mr. Mathis also worked with Alex Brown & Sons, Gruntal and Company, Inc. and Merrill Lynch. Mr. Mathis received a Bachelor of Science degree in Business Management from Mississippi State University.

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●	Julian H. Beale. Mr. Beale has served as a director of GGH since its inception in April 1999. Since 1996, Mr. Beale has managed his own investments, which include listed “blue chip” shares, numerous speculative stocks, and real estate. Mr. Beale has over 10 years’ experience serving as a director of Adacel Technologies Ltd., an Australian Stock Exchange listed company that provides air traffic simulations, training, and management activities. Mr. Beale is also a director of Private Branded Beverage Ltd., a private company, and since July 2009 a director of InvestBio, Inc. After 14 years in engineering and after forming a plastics processing company that he built to employ more than 200 people, Mr. Beale has since the early 1970’s been involved in consulting and investing. In 1977, he was part of a consortium that purchased what became the Moonie Oil Company, a resources corporation that had interests in petroleum production. In 1984, he entered Federal Parliament (Australia). During his 12 years in politics, he held many Shadow Minister portfolios (i.e., cabinet level position with minority party). He has a Bachelor of Engineering degree from Sydney University, Australia and an MBA from Harvard University. The determination was made that Mr. Beale should serve on GGH’s Board of Directors due to his experience as a director for other public companies and as an investor in real estate. Mr. Beale is not standing for re-election as a director of GGH.

●	Peter J.L. Lawrence: Mr. Lawrence has served as a director of GGH since July 1999. The Board has determined that he is a valuable member of the Board due to his experience as an investor in smaller public companies and service as a director for a number of public companies.

Specifically, Mr. Lawrence was from 2000 to 2014 a director of Sprue Aegis plc, a U.K. company traded on the London Stock Exchange that designs and sells smoke and carbon monoxide detectors for fire protection of domestic and industrial premises in the U.K.and Europe. In the same period he also served as Chairman of Infinity IP, a private company involved with intellectual property and distribution in Australasia; and director of Hollywood Burger Holdings, Inc. From 1970 to 1996, Mr. Lawrence served as Chairman of Associated British Industries plc, a holding company of a group of chemical manufacturers making car engine and aviation jointings and sealants both for OEM and after markets, specialty waxes and anti-corrosion coatings for the automotive, tire and plastics industries in U.K ,Europe and USA.

Mr. Lawrence has additional experience as a director of a publicly-traded company by serving as a director of Beacon Investment Trust PLC, a London Stock Exchange-listed company from 2003 to June 2010. Beacon invested in small and recently floated companies on the Alternative Investment Market of the London Stock Exchange. Mr. Lawrence served on the investment committee of ABI Pension fund for 20 years as well as the investment committee of Coram Foundation Children Charity founded in 1739 as the Foundling Hospital from 1977 to 2004. He received a Bachelor of Arts in Modern History from Oxford University where he graduated with honors.

●

Steven A. Moel: Dr. Moel served as a Senior Business Advisor for the Company since 2008 and began serving as a director of its subsidiary, Gaucho Group, Inc. as of November 2018. Dr. Moel is a medical doctor and licensed attorney (currently inactive). Dr. Moel had a private legal practice as a business and transactional attorney and is a member of the California and American Bar Associations and has served as legal counsel to many corporations. The Board has determined that he would be a valuable member of the Board due to his extensive and broad experience and knowledge in business. In addition to serving as a member of the Company’s Board of Advisors, Dr. Moel is presently a member of the board of directors of Hollywood Burger Holdings, Inc., a related party to the Company (International Fast Food Restaurants).

Previously, Dr. Moel served in many roles, including most recently as a Senior Business Advisor for Global Job Hunt (International Recruiting and Education). He was also founder of Akorn, Inc., NASDAQ: AKRX (Biotechnology/Pharmaceutical Mfg.), where he served as a Director on the Executive Board and as Vice President of Mergers & Acquisitions. Dr. Moel previously served as: the Vice President, Mergers & Acquisitions and Business Development of Virgilian, LLC (Nutraceuticals/Agricultural); CEO of U.S. Highland, Inc. BB:UHLN (Mfg. of Motorcycles/Motorsports); CEO of Millennial Research Corp. (Mfg./Ultra-high efficiency motors); Chairman and COO of WayBack Granola Co. (Granola Manufacturing); Executive VP, Mergers and Acquisitions of Agaia Inc. (Green Cleaning Products). He has also served as: President, COO and Executive Director of American Wine Group (Wine Production/Distribution); Senior Business and Advisor, of viaMarket Consumer Products, LLC (Manufacturer of Consumer Products); as a member of the Board of Directors of Grudzen Development Corp. (Real Estate); COO and Chairman of the Board of Directors of Paradigm Technologies (Electronics/Computer Developer); President and CEO of Sem-Redwood Enterprises (Stock Pool), and as a member of the Advisory Board of Mahlia Collection (Jewelry Design/ Manufacturing).

Dr. Moel is a board-certified ophthalmologist who was in private practice and academia. He is an Emeritus Fellow of the American Academy of Ophthalmology and his academic history includes Washington University-St. Louis, University of Miami-Coral Gables, Marshall University, West Virginia University, University of Colorado, Harvard University, Louisiana State University-New Orleans, University of Illinois-Chicago, and the College of Law in Santa Barbara.

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If the stockholders vote to approve the establishment of a classified Board of Directors pursuant to Proposal 2, Steven A. Moel shall serve as a Class I Director of the Company, Peter J.L. Lawrence shall serve as a Class II Director of the Company and Scott L. Mathis shall serve as a Class III Director of the Company. If the stockholders do not vote to approve the establishment of a classified Board of Directors pursuant to Proposal 2, all of our directors will serve for one-year terms until the 2020 annual meeting of stockholders, and in either case, until a respective successor, if any, is duly elected and qualified.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote for directors. The three (3) nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three (3) nominees named below. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether any nominee is elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

OUR Board Of Directors Recommends A VOTE “FOR” EaCH NAMED NOMINEE.

Significant Employees

There are no significant employees of GGH other than its executive officers named above.

Transactions with Related Persons

The following is a description of transactions during the last fiscal year in which the transaction involved a material dollar amount and in which any of the Company’s directors, executive officers or holders of more than 5% of GGH common stock and Series B Preferred on an as- converted basis had or will have a direct or indirect material interest, other than compensation which is described under “Executive Compensation.”

●	Accounts receivable – related parties, a net of $71,650 at December 31, 2018 represents the net realizable value of advances made to related, but independent, entities under common management, which include Hollywood Burger Holdings, Inc. (“HBH”) and The WOW Group, LLC “(WOW Group”), all of which represents amounts owed to the Company in connection with expense sharing agreements as described elsewhere in the proxy materials and our Annual Report. Scott Mathis is Chairman and Chief Executive Officer of Hollywood Burger Holdings, Inc. (“HBH”), a private company he founded which is developing Hollywood-themed fast food restaurants in the United States. The Company has an expense sharing agreement with HBH to provide office space and other clerical services. Mr. Mathis is also a managing member and holds a controlling interest in The WOW Group. Non-managing members include certain former DPEC Capital employees and certain GGH stockholders. The WOW Group’s only asset is its interest in GGH as of December 31, 2018.

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Employment Agreements

See the Executive Compensation section of this Proxy Statement for a discussion of the employment agreement between the Company and Mr. Mathis.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common stock and certain trusts of which reporting persons are trustees. We are required to disclose in this Annual Report each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2018. To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and written representations that no other reports were required, during the fiscal year ended December 31, 2018 our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Mr. Beale has not yet filed a Form 4 related to stock options granted to him in November 2017 or in January 2019; Mr. Lawrence filed one Form 4 late; Mr. Mathis filed three Forms 4 late, Ms. Echevarria filed two Forms 4 late; and Dr. Moel filed a Form 3 late.

Director Independence

After the Annual Meeting, it is expected that Messrs. Dumont and Griffin will join the Board at such time that the Company’s common stock is formally uplisted to Nasdaq. Assuming Proposal No. 1 is approved, the Company’s Board will continue to consist of Messrs. Mathis and Lawrence and Dr. Moel, with Messrs. Dumont and Griffin joining the Board at such time that the Company’s common stock is formally uplisted to Nasdaq.

The Company utilizes the definition of “independent” as it is set forth in Section 5062(a)(2) of the Nasdaq Rules. Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the board (including any relationships). Based on the foregoing criteria, Messrs. Beale, Dumont, Lawrence, and Griffin and Dr. Moel would all be considered independent directors and were confirmed as such by the Board of Directors.

Involvement in Certain Legal Proceedings

During the past ten years, except as provided below, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

In May 2007, InvestPrivate (now known as DPEC Capital), Scott Mathis and two other InvestPrivate officers entered into a settlement of a disciplinary action filed in May 2004 by the NASD (now known as FINRA), the regulatory body that had primary jurisdiction over InvestPrivate. As part of the settlement, the NASD expressly withdrew numerous allegations and charges, and also resolved almost all of the remaining charges in the case. Mr. Mathis received a 30-day suspension from acting in a principal capacity for InvestPrivate, and InvestPrivate was suspended for 60 days from accepting new engagements to offer private placements. The settling parties paid fines totaling $215,000, and InvestPrivate was also required to engage an independent consultant to evaluate InvestPrivate’s practices and procedures relating to private placement offerings, and to make necessary changes in response to the consultant’s recommendations.

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While the settlement with the NASD resolved most of the issues in the case, a few remaining charges were not resolved, namely, whether Mr. Mathis inadvertently or willfully failed to properly make certain disclosures on his personal NASD Form U-4, specifically, the existence of certain federal tax liens on his Form U4 during the years 1996-2002.

In December 2007, the FINRA Office of Hearing Officers (“OHO”) held that Mr. Mathis negligently failed to make certain disclosures on his Form U4 concerning personal tax liens, and to have willfully failed to make other required U4 disclosures regarding those tax liens. (All of the underlying tax liabilities were paid in 2003 so the liens were released in 2003.) Mr. Mathis received a three-month suspension, and a $10,000 fine for the lien nondisclosures. With respect to other non-willful late U4 filings relating to two customer complaints, he received an additional 10-day suspension (to run concurrently) plus an additional $2,500 fine. The suspension was completed on September 4, 2012, and all fines have been paid.

Mr. Mathis has never disputed that he failed to make or timely make these disclosures on his Form U4; he only disputed the willfulness finding. He appealed the decision (principally with respect to the willfulness issue) to the FINRA National Adjudicatory Council (“NAC”). In December 2008, NAC affirmed the OHO decision pertaining to the “willful” issue, and slightly broadened the finding. Thereafter, Mr. Mathis appealed the NAC decision to the Securities and Exchange Commission and thereafter to the U.S. Court of Appeals. In each instance, the decision of the NAC was affirmed.

While under FINRA’s rules the finding that Mr. Mathis was found to have acted willfully subjects him to a “statutory disqualification,” in September 2012, Mathis submitted to FINRA an application on Form MC-400 in which he sought permission to continue to work in the securities industry notwithstanding the fact that he is subject to a statutory disqualification. That application was approved in Mr. Mathis’ favor in April 2015. Mr. Mathis was at all times able to remain as an associated person of a FINRA member in good standing. Subsequently, the Company expanded into other business opportunities and the broker dealer subsidiary (DPEC Capital, Inc.) was no longer necessary to the Company’s operations. Therefore, Mr. Mathis voluntarily ceased all activities at the Company’s broker-dealer subsidiary (DPEC Capital, Inc.), and voluntarily terminated his registration with FINRA in December 2016, when DPEC Capital, Inc. elected to discontinue its operations and filed a Notice of Withdrawal as a Broker or Dealer on Form BDW.

Corporate Governance

In considering its corporate governance requirements and best practices, GGH looks to the Nasdaq Listed Company manual, which is available through the internet at http://nasdaq.cchwallstreet.com/.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has not designated a lead independent director. Currently, Scott Mathis serves as both the Company’s Chief Executive Officer and Chairman of the Board. As Chief Executive Officer, Mr. Mathis is involved in the day-to-day operations of the Company and also provides strategic guidance on the Company’s operations. The Board believes Mr. Mathis’s experience and knowledge are valuable in the oversight of both the Company’s operations as well as with respect to the overall oversight of the Company at the Board level. The Board believes that this leadership structure is appropriate as Mr. Mathis is intimately knowledgeable with the Company’s current and planned operations.

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Role of the Board and the Audit Committee in Risk Oversight

While management is charged with the day-to-day management of risks that GGH faces, the Board of Directors, and the Audit Committee of the Board, have been responsible for oversight of risk management. The full Board, and the Audit Committee since it was formed, have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee will review and assess the adequacy of GGH’s risk management policies and procedures with regard to identification of GGH’s principal risks, both financial and non-financial, and review updates on these risks from the Chief Financial Officer and the Chief Executive Officer. The Audit Committee will also review and assess the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks.

Review and Approval of Transactions with Related Parties

On April 15, 2015, the Board adopted a policy requiring that disinterested directors approve transactions with related parties which are not market-based transactions. The Board of Directors had been following this policy on an informal basis before.

Generally, the Board of Directors will approve transactions only to the extent the disinterested directors believe that they are in the best interests of GGH and on terms that are fair and reasonable (in the judgment of the disinterested directors) to GGH.

Audit Committee

The Board of Directors established the Audit Committee on April 15, 2015 to comply with Section 3(a)(58)(A) of the Exchange Act and NYSE American Rule 803(B) as modified for smaller reporting companies by NYSE American Rule 801(h). The Audit Committee was established to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The members of our Audit Committee are Messrs. Beale and Lawrence and Dr. Moel. On May 14, 2015, Mr. Lawrence was appointed chairman of the Audit Committee. On August 11, 2015, the Board of Directors determined that Messrs. Beale and Lawrence were independent under SEC Rule 10A-3(b)(1). On April 29, 2019, the Board appointed Dr. Moel as a member of the Audit Committee and determined that Dr. Moel was independent under SEC Rule 10A-3(b)(1). The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. No members of the Audit Committee have been qualified as an audit committee financial expert, as defined in the applicable rules of the SEC because the Board believes that the Company’s status as a smaller reporting company does not require expertise beyond financial literacy. Because of Mr. Beale’s health, the Audit Committee only met once during 2018. With Dr. Moel as a member of the Audit Committee, the Audit Committee met and approved the Quarterly Report on Form 10-Q to be filed with the SEC on May 15, 2019, including unaudited financials.

The Audit Committee expects to meet periodically with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the Audit Committee expects to meet with the independent auditors at least on a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements. As permitted by the Company’s Audit Committee Charter currently in effect, the Board consisting of Mr. Mathis and Mr. Lawrence met and approved the Annual Report on Form 10-K as filed with the SEC on April 1, 2019.

We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee is required to review and reassess the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee Charter is available on our Company website at https://ir.gauchoholdings.com/governance-docs.

No Nominating Committee

GGH has not established a nominating committee. However, on March 24, 2015 the Board adopted Nomination Guidelines effective April 15, 2015. The Nomination Guidelines were updated on December 6, 2017 to comply with the Nasdaq rules. Nominating decisions are made by the independent directors. Eligible stockholders may nominate a person to the Board of Directors based on the procedure set forth in the Nomination Guidelines. The Nomination Guidelines are available on our website at https://ir.gauchoholdings.com/governance-docs.

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No Compensation Committee or Compensation Consultant

GGH has not established a compensation committee but adopted guidelines effective April 15, 2015 in accordance with NYSE American rules. Under NYSE American Rule 805(a), if there is no compensation committee, compensation of the CEO (being Mr. Mathis) must be determined, or recommended to the Board for determination, by a majority of independent directors on its Board of Directors. The CEO may not be present during voting or deliberations for his compensation.

NYSE American Rule 805(c)(1) enhances the independence requirements for directors in connection with compensation decisions by requiring that the directors “consider all factors specifically relevant to determining whether a director has a relationship to the listed company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member.” The Board of Directors has operated based on a belief that Messrs. Beale and Lawrence and Dr. Moel are independent under this requirement.

Although NYSE American Rule 805(c)(3)(i) provides that the Compensation Committee may (in its discretion, not Board discretion) retain compensation consultants, independent legal counsel, and other advisors, the independent directors acting as the compensation committee have not decided to do so. Our Compensation Guidelines are posted at our website: https://ir.gauchoholdings.com/governance-docs.

Code of Business Conduct and Whistleblower Policy

On March 24, 2015, our Board of Directors adopted a Code of Business Conduct and Whistleblower Policy effective April 15, 2015 (the “Code of Conduct”). The Code of Conduct applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct establishes standards and guidelines to assist our directors, officers, and employees in complying with both the Company’s corporate policies and with the law and is posted at our website: https://ir.gauchoholdings.com/governance-docs.

Insider Trading Policy

On March 24, 2015, our Board of Directors adopted an Insider Trading Policy effective April 15, 2015. The Insider Trading Policy applies to all of our officers, directors, and employees. Our Insider Trading Policy is posted at our website: https://ir.gauchoholdings.com/governance-docs.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Gaucho Group Holdings, Inc., 135 Fifth Ave., 10th Floor, New York, NY 10010. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board of Directors held nine formal meetings either in person or via telephone during the fiscal year ended December 31, 2018 and acted by unanimous written consent one time during 2018. The Board has held seven meetings thereafter through the date of this Proxy Statement and has not acted by unanimous written consent. Mr. Beale, currently a director but not standing for re-election, attended fewer than 75% of the aggregate of the total number of Board meetings during fiscal 2018 due to health issues. Other than Mr. Beale’s absence, regular communications were maintained throughout 2018 among all of the officers and directors of the Company.

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Board members are not required to attend the Annual Meeting. This Annual Meeting is the Company’s third time hosting an annual meeting.

Executive Compensation

The below table summarizes the compensation paid to our executive officers for the years ending December 31, 2017 and 2018.

Summary Compensation Table for Executive Officers
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Scott L. Mathis(2)	2018	426,163	-	-	538,934	-	965,097
Chairman of the Board and Chief Executive Officer	2017	426,164	-	-	97,243	-	523,407

Maria I Echevarria(3)	2018	150,000	35,000	-	14,628	-	199,628
Chief Financial Officer and Chief Operating Officer	2017	150,000	35,000	-	16,407	-	201,407

(1)	Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are included in the Company’s consolidated financial statements. Refer to the Outstanding Equity Awards at Fiscal Year End schedule regarding option details on an award-by-award basis. The above table does not include any options granted under our subsidiary’s 2018 Equity Incentive Plan for Gaucho Group, Inc.

(2)	For a description of Mr. Mathis’ employment agreement, please see “Employment Agreements” at page 23.

(3)	Maria Echevarria was appointed Chief Financial Officer, Chief Operating Officer, Secretary and Compliance Officer effective April 13, 2015.

The Board of Directors, acting in lieu of a compensation committee, is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers. Please see “No Compensation Committee or Compensation Consultant” above at page 20 for details on the Company’s Compensation Guidelines.

The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s stockholders;
2.	The Company’s financial resources, results of operations, and financial projections;
3.	Performance compared to the financial, operational and strategic goals established for the Company;
4.	The nature, scope and level of the executive’s responsibilities;
5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and
6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward. The entire Board of Directors remains responsible for significant changes to, or adoption, of new employee benefit plans.

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The Company believes that the compensation environment for qualified professionals in the industry in which we operate is highly competitive. In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

●	Base salary;
●	Stock option awards and/or equity based compensation;
●	Discretionary cash bonuses; and
●	Other employment benefits.

Base Salary. Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board of Directors believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Board of Directors believes that base salaries for our executive officers (not including our chief executive officer) are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

On September 28, 2015, we entered into an employment agreement with Scott Mathis, our CEO. For a description of the agreement terms, please see “Employment Agreements” at page 23. The Company’s other executive officer, Ms. Echevarria, does not have a written employment agreement but receives a base salary as noted above, believed to be in accordance with industry standards and norms.

Stock Option Plan Benefits – Each of the Company’s executive officers is eligible to be granted awards under the Company’s equity compensation plans. The Company believes that equity based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint. At the present time, we have three equity incentive plans for our management and employees. The first is the 2008 Equity Incentive Plan, the second is the 2016 Equity Incentive Plan, and the third is the 2018 Equity Incentive Plan. Almost all shares of common stock reserved for issuance in connection with awards under the 2008 Equity Incentive Plan have been or were utilized in conjunction with existing, expired or cancelled awards of stock options. The Company will not issue any additional options under the 2008 Equity Incentive Plan or the 2016 Equity Incentive Plan. As of May 13, 2019, there are 426,874 shares of common stock that remain reserved for issuance in connection with awards under the 2018 Equity Incentive Plan.

We have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package.

The Company has granted each of its executive officers stock options, as outlined below.

Discretionary Annual Bonus. Discretionary cash bonuses are another prong of our compensation plan. The Board of Directors believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual cash compensation as a cash bonus to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint.

We have no set formula for determining or awarding discretionary cash bonuses to our other executives or employees. In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

The employment agreement we have entered into with Mr. Mathis provides that he is eligible to receive a discretionary cash bonus, to be determined by the Board of Directors. After the end of our 2018 fiscal year, the Board of Directors did not award any cash bonuses to Mr. Mathis.

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Other Compensation/Benefits. Another element of the overall compensation is through providing our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers. Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and the Company historically has made matching contributions to the 401(k) plan, including for the benefit of our executive officers.

Employment Agreements

We have entered into an employment agreement with the Company’s Chief Executive Office, Scott L. Mathis.

Scott Mathis - On September 28, 2015, the Company entered into an employment agreement with its CEO (the “Employment Agreement”). Among other things, the Employment Agreement provides for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. The Employment Agreement sets limits on the CEO’s annual sales of GGH common stock. The CEO is subject to a covenant not to compete during the term of the Employment Agreement and following his termination for any reason, for a period of twelve months. Upon a change of control (as defined by the Employment Agreement), all of the CEO’s outstanding equity-based awards will vest in full and his employment term resets to two years from the date of the change of control. Following the CEO’s termination for any reason, the CEO is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of GGH for a period of two years.

The Employment Agreement sets forth the terms whereby Mr. Mathis could be terminated by the Company for cause, in accordance with the terms of the Employment Agreement. Should he be terminated without cause, he will be entitled to receive his then-current base salary for a period of twelve months, plus all of the benefits or payments in respect of such benefits provided for under the Employment Agreement.

On September 20, 2018, the Board of Directors extended the Employment Agreement on the same terms for a period of 120 days. On January 31, 2019, the Board of Directors of the Company extended Scott Mathis’ Employment Agreement to expire on April 30, 2019 and on April 29, 2019, Mr. Lawrence, the sole independent director present at the meeting of the Board of Directors extended Mr. Mathis’ Employment Agreement to expire on June 30, 2019. All other terms of the Employment Agreement remain the same.

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Stock Option, Stock Awards and Equity Incentive Plans

In accordance with the Company’s 2016 and 2018 Equity Incentive Plans, the Company granted certain of its executive officers stock options during the Company’s 2018 fiscal year; no other equity based awards were granted to executive officers during the fiscal year.

The following table provides information as to option awards granted by the Company and held by each of the named executive officers of GGH as of December 31, 2018. There have been no stock awards made to Mr. Mathis or Ms. Echevarria as of December 31, 2018.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Scott L. Mathis	500,000		-		2.48	8/27/2019
	150,000		-		2.48	8/27/2019
	1,277,404	(1)	182,486	(1)	2.20	6/8/2020
	75,000	(2)	225,000	(2)	1.10	11/17/2022
	-	(3)	1,000,000	(3)	0.77	2/14/2023
	-	(4)	725,000	(4)	0.54	9/20/2023

Maria I. Echevarria	131,250	(5)	18,750	(5)	2.20	6/8/2020
	12,500	(6)	37,500	(6)	1.10	11/17/2022
	-	(7)	25,000	(7)	0.77	2/14/2023
	-	(8)	30,000	(8)	0.54	9/20/2023

The above table does not include any options granted under our subsidiary’s 2018 Equity Incentive Plan for Gaucho Group, Inc.

(1)	On June 8, 2015, Mr. Mathis was granted an option to acquire 1,459,890 shares of the Company’s common stock, of which 364,794 shares underlying the option vest on June 8, 2016, and 91,243 shares vest every three months thereafter.

(2)	On November 17, 2017, Mr. Mathis was granted an option to acquire 300,000 shares of the Company’s common stock, of which 75,000 shares underlying the option vest on December 17, 2018, and 18,750 shares vest every three months thereafter.

(3)	On February 14, 2018, Mr. Mathis was granted an option to acquire 1,000,000 shares of the Company’s common stock, of which 250,000 shares underlying the option vest on February 14, 2019, and 62,500 shares vest every three months thereafter.

(4)	On September 20, 2018, Mr. Mathis was granted an option to acquire 725,000 shares of the Company’s common stock, of which 181,250 shares underlying the option vest on September 20, 2019, and 45,313 shares vest every three months thereafter.

(5)	On June 8, 2015, Ms. Echevarria was granted an option to acquire 150,000 shares of the Company’s common stock, of which 37,500 shares underlying the option vest on June 8, 2016, and 9,375 shares vest every three months thereafter.

(6)	On November 17, 2017, Ms. Echevarria was granted an option to acquire 50,000 shares of the Company’s common stock, of which 12,500 shares underlying the option vest on December 17, 2018, and 3,125 shares vest every three months thereafter.

(7)	On February 14, 2018, Ms. Echevarria was granted an option to acquire 25,000 shares of the Company’s common stock, of which 6,256 shares underlying the option vest on February 14, 2019, and 1,562 shares vest every three months thereafter.

(8)	On September 20, 2018, Ms. Echevarria was granted an option to acquire 30,000 shares of the Company’s common stock, of which 7,500 shares underlying the option vest on September 20, 2019, and 1,875 shares vest every three months thereafter.

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Compensation of Directors

Since its founding, the Company has compensated the non-employee members of its Board of Directors only with grants of stock options. In 2018, the Company granted Mr. Lawrence an option to acquire 200,000 shares of the Company’s common stock at a price of $0.539 per share, and in connection with Dr. Moel’s work on the Board of Advisors, to Dr. Moel, an option to acquire 40,000 shares at a price of $0.539 per share, neither of which were vested nor exercisable as of December 31, 2018.

The following table sets forth compensation received by our non-employee directors:

		Director Compensation
	Year	Fees Earned or Paid in Cash ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Total ($)
Peter Lawrence (2)	2018	-	-	-	19,450	19,450
	2017	-	-	-	16,207	16,207

Julian Beale (3)	2018	-	-	-	-	-
	2017	-	-	-	16,207	16,207

Steven A. Moel (4)	2018	-	-	-	3,890	3,890
	2017	-	-	-	-	-

The above table does not include any options granted under our subsidiary’s 2018 Equity Incentive Plan for Gaucho Group, Inc.

(1)	Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are included in the Company’s consolidated financial statements.

(2)	As of December 31, 2018, Mr. Lawrence held options to acquire 600,000 shares of the Company’s common stock, of which 362,500 were vested and exercisable.

(3)	As of December 31, 2018, Mr. Beale held options to acquire 400,000 shares of the Company’s common stock, of which 362,500 were vested and exercisable.

(4)	As of December 31, 2018, Dr. Moel held options to acquire 40,000 shares of the Company’s common stock, of which none were vested and exercisable. As compensation for his services on the Board of Advisors, Dr. Moel was granted options on August 27, 2014 at $2.48 per share to acquire 100,000 shares of common stock, all of which are vested and exercisable as of December 31, 2018.

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Frequency of the Advisory Vote on Executive Compensation

At the 2017 Annual Meeting of Stockholders, the Board of Directors included an advisory stockholder vote regarding named executive officer compensation. The next required advisory vote regarding the frequency of an advisory vote on named executive officer compensation will be at the Annual Meeting of Stockholders to be held in 2020.

Risks of Compensation Programs

The Company’s equity-based compensation is performance based in that the issued stock options become valuable as the stockholders’ returns (measured by stock price) increase. Furthermore, in all cases, options granted to the Company’s employees are time-based vesting. The Company believes that this vesting, coupled with the internal controls and oversight of the risk elements of its business, have minimized the possibility that the compensation programs and practices will have a material adverse effect on the Company and its financial, and operational, performance.

As described above, the Board of Directors has general oversight responsibility with respect to risk management and exercises appropriate oversight to ensure that risks are not viewed in isolation and are appropriately controlled. The Company’s compensation programs are designed to work within this system of oversight and control, and the Board considers whether these compensation programs reward reasonable risk-taking and achieve the proper balance between the desire to appropriately reward employees and protecting the Company.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the three (3) director nominees.

Required Vote

In accordance with Delaware law, the directors will be elected by a plurality of votes cast at the Annual Meeting. As a result, abstentions will have the same effect as votes for this proposal and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE election of THE THREE (3) director nomineeS.

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PROPOSAL NO. 2

AMENDMENT TO BYLAWS

We believe that having a staggered Board of Directors divided by classes is in the best interest of both the Company and its stockholders because it provides for greater stability and continuity on our Board of Directors.

Our Board of Directors currently consists of four (4) members elected to one-year terms at each annual meeting of the stockholders. We seek to establish a classified board of directors by dividing our Board of Directors into three classes with staggered terms.

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. A classified board is designed to assure continuity and stability in a board of directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with our Company and be familiar with our business and operations. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year.

If the stockholders approve this Proposal 2, the Amended and Restated Bylaws of the Company shall include the following new Sections B and C of Article III, which set forth the terms of a classified Board of Directors with three classes of directors (the “Classified Board Provisions”):

B.	Classes of Directors. The board of directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

C.	Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death or resignation.

Appendix 1 includes a copy of the Amendment to the Amended and Restated Bylaws showing the Classified Board Provisions.

If our Company adopts the Classified Board Provisions, directors will be elected for three-year terms, with approximately one-third of all directors elected each year; except that in order to implement the staggered board at the this annual meeting, the Class I Directors will be elected for a one-year term, to serve until the 2020 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2021 annual meeting of stockholders, and the Class III Directors will be elected for a three-year term, to serve until the 2022 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

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Effect of Votes on Proposal 1 and Proposal 2

If our stockholders approve Proposal 1, but do not approve Proposal 2, our directors will continue to be elected to one-year terms at each annual meeting of stockholders and until their respective successor, if any, is duly elected and qualified.

Potential Anti-Takeover Effects

The Classified Board Provisions may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of our Board of Directors, even if the takeover bidder were to acquire a majority of the voting power of our outstanding common stock. Without the ability to obtain immediate control of our Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our Company. Thus, the Classified Board Provision could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, the Classified Board Provision will make it more difficult for stockholders to change the majority composition of our Board of Directors, even if our stockholders believe such a change would be beneficial. Because the Classified Board Provisions will make the removal or replacement of directors more difficult, it will increase the directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

Since the creation of a classified Board of Directors will increase the amount of time required for a hostile bidder to acquire control of our Company, the existence of a classified board could tend to discourage certain tender offers which stockholders might feel would be in their best interest. However, our Board of Directors believes that by forcing potential bidders to negotiate with our Board of Directors for a change of control transaction will allow our Board of Director to better maximize stockholder value in any change of control transaction.

We are not aware of any present or threatened third-party plans to gain control of our Company, and the Classified Board Provisions are not being recommended in response to any such plan or threat.

This summary does not purport to be complete and is qualified in its entirety by reference to our Amended and Restated Bylaws attached hereto as Appendix 2.

The affirmative vote of a majority of the shares outstanding is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will count towards a quorum but will have the effect of a vote “Against” this proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in the best interests of our Company and our stockholders.

Required Vote

In accordance with Delaware law, approval of Proposal No. 2 requires the affirmative vote of a majority of the shares of common stock outstanding on an as-converted basis and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes for this proposal and broker non-votes will have no effect on this proposal.

OUR Board Of Directors Recommends a vote “FOR” the ESTABLISHMENT OF A CLASSIFIED BOARD.

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PROPOSAL NO. 3

REVERSE STOCK SPLIT

The Company has applied to list the Company’s common stock ($0.01 par value, 80,000,000 shares authorized, referred to herein as the “Common Stock”) on the Nasdaq Capital Market (“Nasdaq”). One of the requirements under the equity standard for listing on the Nasdaq is that at the time the listing becomes effective, a company’s stock must initially trade at or above $4.00 per share or alternatively, at or above $3.00 if the Company can meet certain requirements. The Board of Directors believes that a reverse stock split will assist in satisfying the price per share requirements for an uplisting of GGH Common Stock.

Therefore, on May 13, 2019, the Board unanimously approved a reverse stock split of all the outstanding shares of GGH’s Common Stock at an exchange ratio ranging from one post-split share for two pre-split shares (1:2) up to one post-split share for twenty-five pre-split shares (1:25), or anywhere between those ratios, at the Board’s discretion (the “Reverse Stock Split”) and approved an amendment to Article IV of GGH’s Amended and Restated Certificate of Incorporation to effect such Reverse Stock Split. The Board noted that it will only effect the Reverse Stock Split as a condition of listing on a national exchange. The Board based the wide stock split ratio on the current price of the Company’s shares as of May 13, 2019 and to give it flexibility in determining the most conservative stock split ratio possible that will still meet the price per share requirements necessary to uplist to a national exchange.

It should be noted that a proposal for a reverse stock split with a range from one post-split share for two pre-split shares (1:2) up to one post-split share for six pre-split shares (1:6) was presented and approved at the 2017 Annual Meeting of the Stockholders and a proposal for a reverse stock split with a range from one post-split share for two pre-split shares (1:2) up to one post-split share for twenty pre-split shares (1:20) was presented and approved at the 2018 Annual Meeting of Stockholders. This Reverse Stock Split proposal is being presented this year in order to reauthorize the Board of Director’s discretion as the Company continues to seek authorization to list on a national exchange.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options and warrants to buy Common Stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal. Further, with respect to the Company’s Series B preferred stock, proportionate adjustments will be made to the common stock conversion and voting rights features of that stock to fairly reflect the effect of the Reverse Stock Split.

The Board does not intend as part of the Reverse Stock Split to reduce the amount of the Company’s authorized shares of Common Stock (or of its Series B preferred stock). As of May 13, 2019, the Company has a total of 80,000,000 shares of Common Stock authorized and 52,400,252 shares issued, leaving 27,599,748 shares available for issuance, not including shares reserved for issuance upon conversion of Series B preferred stock, or exercise of warrants or options, or any other convertible security. As a result, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Split were to occur on May 13, 2019:

Ratio	Authorized	Issued pre- Reverse Stock Split*	Issued post- Reverse Stock Split**	Increase in post- Reverse Stock Split Shares Available for Issuance*
1:2	80,000,000	52,400,252	26,200,126	1,399,622
1:5	80,000,000	52,400,252	10,480,050	17,119,698
1:10	80,000,000	52,400,252	5,240,025	22,359,723
1:15	80,000,000	52,400,252	3,493,350	24,106,398
1:25	80,000,000	52,400,252	2,096,010	25,503,738

*Does not reflect shares reserved for issuance upon conversion of Series B Preferred Stock, exercise of warrants or options, or any other convertible security.

**For purposes of this illustration, fractional shares are rounded.

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The increase in the number of shares of Common Stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of GGH without further action by the stockholders. The Board is not aware of any attempt to take control of GGH and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of antitakeover device. Any additional common and preferred stock, when issued, would have the same rights and preferences as the shares of common and preferred stock presently outstanding.

The additional authorized common stock will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, conversion of GGH debt into equity, stock options or other corporate purposes. GGH does not anticipate that it would seek authorization from the stockholders for issuance of such additional shares unless required by applicable law or regulation.

Additional Reasons for the Reverse Stock Split

In addition to the achievement of a stock price required for listing on a national exchange, there are other reasons the Board believes the Reverse Stock Split will be beneficial to GGH. One is that the Board believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability of the Common Stock and will encourage interest and trading in the Common Stock by brokerage houses and institutions that are not currently able or willing to trade the Common Stock. Because of the trading volatility often associated with low-priced stocks, many potential investors have internal policies and practices that either prohibit them from investing in low-priced stocks or that tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, low-priced stocks not listed on an exchange are subject to the additional broker-dealer disclosure requirements and restrictions found in SEC Rule 15g-6.

It should be noted that the liquidity of the Common Stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price and (if successful) exchange listing will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the Common Stock may not react proportionally to the Reverse Stock Split. For example, if GGH accomplishes a 1:25 Reverse Stock Split at a time when the market price is $0.20 per share, there can be no assurance that the resulting market price will thereafter remain at or above $5.00 per share (twenty-five times the previous market price).

The Board confirms that the contemplated reverse stock split is not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Based upon the foregoing factors and understanding the risks, the Board has determined that the Reverse Stock Split is in the best interests of the Company and its stockholders.

Required Vote

In accordance with Delaware law, approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of common stock outstanding on an as-converted basis and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes for this proposal and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO give THE Board of Directors discretion (if necessary to effect a listing of GGH’s common stock on a national exchange) on or before JUNE 30, 2020, to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-TWENTY-FIVE (1:25), or anywhere between, while maintaining the number of authorized shares of Common Stock.

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PROPOSAL NO. 4

AMENDMENT TO 2018 EQUITY INCENTIVE PLAN

On May 13, 2019, the Board of Directors approved an amendment to increase the number of shares available for awards made under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) subject to approval by our stockholders. The amendment to the 2018 Plan is attached hereto as Appendix 3 and increases the number of shares of common stock authorized for issuance under the 2018 Plan from 1,500,000 plus an automatic annual increase on January 1 of each year equal to 2.5% of the total number of shares of common stock outstanding on such date, on a fully diluted basis to 4,139,800 plus an automatic annual increase on January 1 of each year equal to 2.5% of the total number of shares of common stock outstanding on such date, on a fully diluted basis.

Our Board of Directors believes the 2018 Plan provides a means to attract and retain qualified individuals to perform services for the Company, by providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value, and aligning the interests of such individuals with the interests of our stockholders through opportunities for equity participation in the Company. We decided to amend the 2018 Plan as opposed to approve a new equity incentive plan since the amendment is straightforward and amending the 2018 Plan is a more customary approach than adopting a new plan when such an amendment is involved.

As of January 1, 2018, there were a total of 1,500,000 shares of common stock of the Company authorized for issuance, all of which were granted as options in September 2018. As of January 1, 2019, there were an additional 1,776,874 shares authorized for issuance, accounting for the automatic annual increase on January 1 of each year equal to 2.5% of the total number of shares of common stock outstanding on such date, on a fully diluted basis. On January 31, 2019, the Company granted options to purchase 1,350,000 shares. As of May 13, 2019, there were 426,874 shares available for issuance under the 2018 Plan.

The approval of the amendment to the 2018 Plan by our stockholders is important because the number of shares authorized for issuance under the 2018 Plan is currently not expected to be sufficient to meet our needs over the next year. Certain of our directors, executives and employees, most of whom have been with the Company since inception, hold options granted pursuant to our 2008 Equity Incentive Plan (the “2008 Plan”) which are at an exercise price much higher than our current stock price. We believe that cancelling these 3,139,800 options and reissuing them under the 2018 Plan with a price at 110% of fair market value pending stockholder approval will greatly assist us in retaining these employees and directors and reward them for their years of service to the Company. The overall effect of the amendment is to increase the number of options available under the 2018 Plan in order to replace the 2008 Plan options with no increase to the total amount of options currently outstanding. We will not cancel the 2008 options and reissue them under the 2018 Plan unless we receive stockholder approval of the amendment to the 2018 Plan.

We believe that the proposal to increase the number of shares of common stock available for issuance under the 2018 Plan by 4,139,800 additional shares is modest and consistent with our historical equity award granting practices. This allows us to reissue the 2008 options and gives us a cushion of 1,000,000 available shares for awards under the 2018 Plan that will help us attract new talent and two additional independent directors as required under Nasdaq listing rules. Although future grants under the 2018 Plan will depend on a number of factors, including, among others, the number of participants in the 2018 Plan, the price per share of our common stock, changes to our compensation strategy, changes in business practices or industry standards, the compensation practices of our competitors, changes in compensation practices in the market generally, and the methodology used to establish the equity award mix, we currently expect that the request for 4,139,800 additional shares of common stock reserved for issuance under the 2018 Plan will enable us to continue to utilize stock-based awards as a significant component of our compensation program and help meet our objective to attract, retain and incentivize talented personnel for the next three to five years.

In view of the foregoing and for the reasons described below, on May 13, 2019, the Board approved the amendment to the 2018 Plan, provided that the amendment is subject to approval by our stockholders and will be null and void if not approved by our stockholders. Therefore, our Board and management, recommend that stockholders approve the amendment to the 2018 Plan. If our stockholders do not approve the amendment, the 2018 Plan will remain in effect but without the changes provided in the amendment.

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Summary of the Plan

The following is a summary of principal features of the 2018 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2018 Plan. The 2018 Plan includes two types of options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards. Options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, are referred to as incentive options. Options which are not intended to qualify as incentive options are referred to as non-qualified options.

The 2018 Plan is presently administered and interpreted by a committee of the Board of Directors which is comprised of at least two independent members of the Board of Directors (the “Committee”). In the absence of this committee, the Board of Directors shall administer the 2018 Plan. In addition to determining who will be granted options or other awards under the 2018 Plan and what type of awards will be granted, the Committee has the authority and discretion to determine when awards will be granted and the number of awards to be granted. The Committee also may determine the terms and conditions of the awards; amend the terms and conditions of the awards; how the awards may be exercised whether in cash or securities or other property; establish, amend, suspend, or waive applicable rules and regulations and appoint agents to administer the 2018 Plan; take any action for administration of the 2018 Plan; and adopt modifications to comply with laws of non-U.S. jurisdictions.

Participants in the 2018 Plan consist of Eligible Persons, who are employees, officers, consultants, advisors, independent contractors, or directors providing services to the Company or any affiliate of the Company as determined by the Committee. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of Company and such other considerations as the Committee deems relevant to the purposes of the 2018 Plan. There are approximately 50 Eligible Persons who may participate in the 2018 Plan.

The maximum number of shares subject to an award granted during a fiscal year to any member of the Board of Directors (exclusive of shares subject to an award issued to any director in his or her capacity as an employee of the Company), together with any cash fees paid to such director during the fiscal year shall not exceed a total value of $100,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

The exercise price of any option granted under the 2018 Plan must be no less than 100% of the “fair market value” of the Company’s common stock on the date of grant. Any incentive stock option granted under the 2018 Plan to a person owning more than 10% of the total combined voting power of the common stock must be at a price of no less than 110% of the fair market value per share on the date of grant.

All share amounts refer to pre-Reverse Stock Split shares, and those amounts will be adjusted to reflect the reverse stock split if and when implemented.

Unless otherwise determined by the Committee, awards remain exercisable for a period of six months (but no longer than the original term of the award) after a participant ceases to be an employee or the consulting services are terminated due to death or disability. All restricted stock held by the participant becomes free of all restrictions under the 2018 Plan, and any payment or benefit under a performance award is forfeited and cancelled at time of termination unless the participant is irrevocably entitled to such award at the time of termination, where termination results from death or disability. Termination of service as a result of anything other than death or disability results in the award remaining exercisable for a period of one month (but no longer than the original term of the award) after termination and any payment or benefit under a performance award is forfeited and cancelled at time of termination unless the participant is irrevocably entitled to such award at the time of termination. All restricted stock held by the participant becomes free of all restrictions unless the participant voluntarily resigns or is terminated for cause, in which event the restricted stock is transferred back to the Company.

The Committee may amend, alter, suspend, discontinue or terminate the 2018 Plan at any time; provided, however, that, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval: (i) violates the rules or regulations of any securities exchange that are applicable to the Company; (ii) causes the Company to be unable, under the Internal Revenue Code, to grant incentive stock options under the 2018 Plan; (iii) increases the number of shares authorized under the 2018 Plan other than the 2.5% increase per year; or (iv) permits the award of options or stock appreciation rights at a price less than 100% of the fair market value of a share on the date of grant of such award, as prohibited by the 2018 Plan or the repricing of options or stock appreciation rights, as prohibited by the 2018 Plan.

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U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Amended Plan Benefits

The option grants to purchase 3,139,800 shares of our common stock described in the table below will be made pending stockholder approval. If stockholder approval of the amendment does not occur, the proposed grants will not be made. The following table provides information with respect to the number of shares underlying awards to be granted to our executive officers, directors who are not executive officers, and employees following approval of the amendment to the 2018 Plan:

Name and Position	Number of Shares under 2018 Plan

Scott L. Mathis, Chief Executive Officer and Chairman of the Board	2,689,890

Maria Echevarria, Chief Financial Officer	150,000

Executive Officers as a Group	2,259,890

Non-employee Directors as a Group	150,000

Employee Group	730,000

Total	3,139,890

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As we plan to enter into a new employment agreement with Mr. Mathis, the availability of the options under the 2018 Plan will be a crucial element of his new agreement.

Aside from the grants described in the table above, the number of shares that may be granted to our executive officers, non-employee directors, and employees under the amended 2018 Plan in the future is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee or the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth securities authorized for issuance under equity compensation plans as of December 31, 2018.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2008 Plan	4,409,265	$2.34	-
2016 Plan	3,564,328	1.26	-
2018 Plan	1,500,000	0.54	-
Equity compensation plans not approved by security holders	-	-	-
Total	9,473,593	$1.65	-

On July 27, 2018, the Board of Directors determined that no additional awards shall be granted under the Company’s 2008 Equity Incentive Plan, as amended (the “2008 Plan”) or the 2016 Stock Option Plan (the “2016 Plan”), and that no additional shares will be automatically reserved for issuance on each January 1 under the evergreen provision of the 2016 Plan.

Required Vote

In accordance with Delaware law, approval of Proposal No. 4 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes for this proposal and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 5:

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

The Board of Directors has selected the accounting firm of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the 2019 fiscal year. We are asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Marcum to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. The Board considers Marcum to be well qualified to serve as the independent auditors for the Company and Marcum has experience since 2010 in doing so. However, even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. To the Company’s knowledge, a representative from Marcum is not expected to be present at the Annual Meeting.

Fees Billed By Independent Accounting Firm

The following table sets forth the aggregate fees billed to us by Marcum, LLP, our independent registered public accounting firm, for the years ended December 31, 2018 and 2017:

	2018	2017

Audit fees (1)	$240,000	$235,000
Audit-related fees(2)	15,000	13,000
Tax fees	35,000	27,500
	$290,000	$275,500

(1)	Represents fees associated with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017, and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q during 2018 and 2017.

(2)	Represents primarily travel costs associated with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent public accountants, and pre-approves all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Audit Committee may, in its discretion, delegate the authority to pre-approve all audit services and permissible non-audit services to the Chairman of the Audit Committee provided the Chairman reports any delegated pre-approvals to the Audit Committee at the next meeting thereof. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services.

The Board of Directors approved Marcum performing our audit for the 2017 and 2018 fiscal years and approved Marcum performing our audit for the 2019 fiscal year.

Required Vote

In accordance with Delaware law, approval of Proposal No. 5 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes for this proposal and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

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OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matters that will come before the Annual Meeting.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report

Available with this Proxy Statement on the internet (and available by mail if a stockholder has made such a request) is the Company’s 2018 Annual Report to Stockholders on Form 10-K.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2018, the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2019, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.gauchoholdings.com. Our Annual Report on Form 10-K for the year ended December 31, 2018, and other reports filed under the Exchange Act, are also available in print to any stockholder at no cost upon request to: Corporate Secretary, Gaucho Group Holdings, Inc., 135 Fifth Ave., 10th Floor, New York, NY 10010; tel: (212) 735-7688.

Proxy Materials Are Available on the Internet

The Company is using the internet as the primary means of furnishing proxy materials to certain holders of common stock, however some will receive their proxy materials by mail via the Full Set Delivery method described above. If you have received a Notice of Internet Availability of Proxy Materials, you are receiving proxy materials by internet. We are sending a Notice of Internet Availability of Proxy Materials to you which includes instructions on how to access the proxy materials online or how to request a printed copy of the materials.

We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce the Company’s printing and mailing costs.

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CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED bylaws

OF

Gaucho GROUP Holdings, INC.

Gaucho Group Holdings, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

By vote of the Board of Directors of the Corporation on May 13, 2019, pursuant to Section 141 of the General Corporation Law of the State of Delaware (the “DGCL”), and by a vote of the stockholders of the Corporation representing a majority of the shares outstanding on ________, 2019, pursuant to Sections 141 and 211 of the DGCL, the following resolutions were adopted setting forth amendments to the Amended and Restated Bylaws of the Corporation (the “Bylaws”). The resolutions setting forth the amendment are as follows:

RESOLVED, that Article III of the Amended and Restated Bylaws of the Corporation be and it hereby is deleted in its entirety and a new Article III be inserted in lieu thereof to read as follows:

A. Number. Subject to the provisions of the Certificate of Incorporation, the number of directors will be fixed from time to time exclusively by resolutions adopted by the Board of Directors.

B. Classes of Directors. The board of directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

C. Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death or resignation.

D. Powers. The Board of Directors shall exercise all of the powers of the corporation except such as are, by applicable law, the Certificate of Incorporation, or these Bylaws, conferred upon or reserved to the stockholders of any class or classes or series thereof.

E. Resignations. Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or the secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective.

F. Regular Meetings. The Board of Directors shall meet on the same days as the annual meeting of the stockholders, provided a quorum is present, and no notice of such meeting will be necessary in order to legally constitute the meeting. Regular meetings of the Board of Directors will be held at such times and places as the Board of Directors may from time to time determine.

G. Special Meetings. Special meetings of the Board of Directors may be called at any time, at any place and for any purpose by the chairman of the board, the chief executive officer, or by a majority of the Board of Directors.

H. Notice of Meetings. Notice of every meeting of the Board of Directors will be given to each director at his usual place of business or at such other address as will have been furnished by him for such purpose. Such notice will be properly and timely given if it is (1) deposited in the United States mail not later than the third calendar day preceding the date of the meeting or (2) personally delivered, telegraphed, sent by facsimile or electronic transmission or communicated by telephone at least twenty-four hours before the time of the meeting. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

I. Waiver of Notice. Attendance of a director at a meeting of the Board of Directors will constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at, or after the time for notice or the time of the meeting, will be equivalent to the giving of such notice.

J. Required Vote; Adjournment. Except as may be otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present will be deemed the act of the Board of Directors. Less than a quorum may adjourn any meeting of the Board of Directors from time to time without notice.

K. Procedure. The order of business and all other matters of procedure at every meeting of the Board of Directors may be determined by the chairman of the Board of Directors or, in his or her absence, the most senior officer of the corporation present at the meeting. The secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but, in the absence of the secretary, the presiding officer of the meeting may appoint any person to act as secretary of the meeting.

L. Participation in Meetings by Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation will constitute presence in person at such meeting.

M. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee. Any such consent may be in counterparts and will be effective on the date of the last signature thereon unless otherwise provided therein.

N. Fees and Compensation of Directors. Unless otherwise provided by the Certificate of Incorporation, or these Bylaws, the Board of Directors, by resolution or resolutions, may fix the compensation of directors. The directors may be reimbursed for their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. Nothing contained in these Bylaws shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Bylaws to be signed by its Chief Executive Officer this _____ day of _______, 2019.

GAUCHO GROUP HOLDINGS, INC.

By:
Scott L. Mathis
Chief Executive Officer

BYLAWS

OF

ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.

AS AMENDED

ARTICLE I

OFFICES

The registered office of Algodon Wines & Luxury Development Group, Inc., a Delaware corporation, in the State of Delaware will be as provided for in the corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”). The corporation will have offices at such other places as the Board of Directors may from time to time determine.

ARTICLE II

STOCKHOLDERS

A. Annual Meetings. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting will be held on the date and at the time and place, if any, fixed, from time to time, by resolution of the Board of Directors.

B. Special Meetings. Special meetings of stockholders may be called by those persons authorized to do so in the Certificate of Incorporation. In the case of a special meeting requested by stockholders, the Board of Directors shall, within 30 days of the corporation’s receipt of a duly submitted request for such meeting, set a place, time and date for the meeting, which date shall be not later than 90 days from the date such request is received.

C. Notice of Meeting. Written notice stating the place, if any, date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than ten nor more than 60 days before the date of the meeting, except as otherwise required by law or the Certificate of Incorporation, either personally or by mail, facsimile transmission, electronic mail, overnight courier, to each stockholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at the stockholder’s address as it appears on the stock records of the corporation. Notice given by electronic transmission pursuant to this Section shall be deemed given: (1) if by facsimile transmission, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to the electronic mail address at which the stockholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (a) such posting, and (b) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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D. Waiver. Attendance of a stockholder of the corporation, either in person or by proxy, at any meeting, whether annual or special, will constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written or electronic transmission of waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, will be equivalent to notice. If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Neither the business to be transacted at, nor the purposes of, any meeting need be specified in any written waiver of notice.

E. Record Date for Meetings. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 or fewer than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

F. Notice of Business to Be Transacted at Meetings of Stockholders. No business may be transacted at any meeting of stockholders, including the nomination or election of persons to the Board of Directors, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) with respect to an annual meeting or a special meeting, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the meeting by any stockholder of the corporation (1) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2(F) and on the record date for the determination of stockholders entitled to vote at such meeting and (2) who complies with the notice procedures set forth in this Section 2(F). In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. The notice procedures set forth in this Section 2(F) shall not be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to, and in compliance with the requirements of, Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”).

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G. Notices to the Company.

(1) To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety days nor more than one hundred twenty days prior to the date of the meeting; provided, however, that in the event that public disclosure of the date of the meeting is first made less than 100 days prior to the date of the meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such public disclosure of the date of the meeting was made.

(2) To be in proper written form, a stockholder’s notice to the secretary regarding any business other than nominations of persons for election to the Board of Directors must set forth as to each matter such stockholder proposes to bring before the annual meeting; (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of such stockholder; (c) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder; (d) all other ownership interests of such stockholder, including derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities, loans, timed purchases and other economic and voting interests; (e) a description of all other arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (f) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

(3) To be in proper written form, a stockholder’s notice to the secretary regarding nominations of persons for election to the Board of Directors must set forth (a) as to each proposed nominee; (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the nominee and (iv) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) all other ownership interests of such stockholder, including derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities, loans, timed purchases and other economic and voting interests, (iv) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Each proposed nominee will be required to complete a questionnaire, in a form to be provided by the corporation, to be submitted with the stockholder’s notice. The corporation may also require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

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(4) No business shall be conducted at any meeting of stockholders, and no person nominated by a stockholder shall be eligible for election as a director, unless proper notice was given with respect to the proposed action in compliance with the procedures set forth in this Section 2(F). Determinations of the chairman of the meeting as to whether those procedures were complied with in a particular case shall be final and binding.

H. Quorum and Adjournment. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of not less one-third of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, will constitute a quorum. If a quorum is not present at any meeting, the chairman of the meeting, or the stockholders, although less than a quorum, may adjourn the meeting to another time and place. When a meeting is adjourned to another time and place, if any, unless otherwise provided by these Bylaws, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof by which the stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting. A determination of stockholders of record entitled to notice of or vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If the adjournment is for more than 30 days or, if after an adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting. (as amended on December 17, 2017)

I. Procedure. The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the chairman of the meeting. The chairman of any meeting of the stockholders shall be the chairman of the Board of Directors or, in his or her absence, the most senior officer of the corporation present at the meeting. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but, in the absence of the secretary, the presiding officer of the meeting may appoint any person to act as secretary of the meeting.

J. Vote Required. Except as otherwise provided by law or by the Certificate of Incorporation:

(1) Directors shall be elected by a plurality in voting power of the shares entitled to vote in the election of directors; and

(2) Whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority in voting power of the shares entitled to vote on the subject matter present at the meeting, whether in person or by proxy. (as amended on December 17, 2017)

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K. Manner of Voting; Proxies.

(1) At each meeting of stockholders, each stockholder having the right to vote shall be entitled to vote in person or by proxy. Each stockholder shall be entitled to vote each share of stock having voting power and registered in such stockholder’s name on the books of the corporation on the record date fixed for determination of stockholders entitled to vote at such meeting.

(2) Each person entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after one year from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Proxies shall be filed with the secretary of the corporation prior to the meeting being called to order. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute valid means by which a stockholder may grant such authority:

a. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee, or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; and

b. A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of electronic mail, or other means of electronic transmission to the person or persons who will be the holder of the proxy or to an agent of the proxyholder(s) duly authorized by such proxyholder(s) to receive such transmission; provided, however, that any such electronic mail or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic mail or other electronic transmission was authorized by the stockholder. If it is determined that any electronic mail or other electronic transmission is valid, the inspectors or, if there are no inspectors, such other persons making that determination, shall specify the information upon which they relied.

Any copy, facsimile telecommunication, or other reliable reproduction of a writing or electronic transmission authorizing a person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used; provided, however, that such copy, facsimile telecommunication, or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission.

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L. Conduct of the Meeting. At each meeting of stockholders, the presiding officer of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. The Board of Directors may adopt by resolution such rules, regulations, and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations adopted by the Board of Directors, the presiding officer of the meeting shall have the right and authority to convene and to adjourn the meeting and to establish rules, regulations, and procedures, which need not be in writing, for the conduct of the meeting and to maintain order and safety. Without limiting the foregoing, he or she may:

(1) Restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors;

(2) Place restrictions on entry to the meeting after the time fixed for the commencement thereof;

(3) Restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

(4) Adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present;

(5) Make rules governing speeches and debate, including time limits and access to microphones; and

(6) The presiding officer of the meeting shall act in his or her absolute discretion and his or her rulings shall not be subject to appeal.

M. Inspectors of Election. The corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (1) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share; (2) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (5) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

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N. Consent of Stockholders. Any action required or permitted to be taken at any meeting of the stockholders of the Corporation may be taken without a meeting without prior notice and without a vote if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

A. Number. Subject to the provisions of the Certificate of Incorporation, the number of directors will be fixed from time to time exclusively by resolutions adopted by the Board of Directors.

B. Powers. The Board of Directors shall exercise all of the powers of the corporation except such as are, by applicable law, the Certificate of Incorporation, or these Bylaws, conferred upon or reserved to the stockholders of any class or classes or series thereof.

C. Resignations. Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or the secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective.

D. Regular Meetings. The Board of Directors shall meet on the same days as the annual meeting of the stockholders, provided a quorum is present, and no notice of such meeting will be necessary in order to legally constitute the meeting. Regular meetings of the Board of Directors will be held at such times and places as the Board of Directors may from time to time determine.

E. Special Meetings. Special meetings of the Board of Directors may be called at any time, at any place and for any purpose by the chairman of the board, the chief executive officer, or by a majority of the Board of Directors.

F. Notice of Meetings. Notice of every meeting of the Board of Directors will be given to each director at his usual place of business or at such other address as will have been furnished by him for such purpose. Such notice will be properly and timely given if it is (1) deposited in the United States mail not later than the third calendar day preceding the date of the meeting or (2) personally delivered, telegraphed, sent by facsimile or electronic transmission or communicated by telephone at least twenty-four hours before the time of the meeting. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

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G. Waiver of Notice. Attendance of a director at a meeting of the Board of Directors will constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at, or after the time for notice or the time of the meeting, will be equivalent to the giving of such notice.

H. Required Vote; Adjournment. Except as may be otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present will be deemed the act of the Board of Directors. Less than a quorum may adjourn any meeting of the Board of Directors from time to time without notice.

I. Procedure. The order of business and all other matters of procedure at every meeting of the Board of Directors may be determined by the chairman of the Board of Directors or, in his or her absence, the most senior officer of the corporation present at the meeting. The secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but, in the absence of the secretary, the presiding officer of the meeting may appoint any person to act as secretary of the meeting.

J. Participation in Meetings by Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation will constitute presence in person at such meeting.

K. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee. Any such consent may be in counterparts and will be effective on the date of the last signature thereon unless otherwise provided therein.

L. Fees and Compensation of Directors. Unless otherwise provided by the Certificate of Incorporation, or these Bylaws, the Board of Directors, by resolution or resolutions, may fix the compensation of directors. The directors may be reimbursed for their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. Nothing contained in these Bylaws shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

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ARTICLE IV

COMMITTEES

A. Designation of Committees. The Board of Directors may establish one or more committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the corporation. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.

B. Committee Powers and Authority. Except to the extent otherwise required by law, the Board of Directors may provide, by resolution or by amendment to these Bylaws, that a committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the corporation to the extent the Board of Directors deems it reasonable and appropriate to do so.

ARTICLE V

OFFICERS

A. Number. The officers of the corporation will be appointed or elected by the Board of Directors. The officers will be a chairman, a chief executive officer, a president, such number, if any, of executive vice presidents as the Board of Directors may from time to time determine, such number, if any, of vice presidents as the Board of Directors may from time to time determine, a secretary, such number, if any, of assistant secretaries as the Board of Directors may from time to time determine, and a treasurer. Any person may hold two or more offices at the same time.

B. Additional Officers. The Board of Directors may appoint such other officers as it may deem appropriate.

C. Term of Office; Resignation. All officers, agents and employees of the corporation will hold their respective offices or positions at the pleasure of the Board of Directors and may be removed at any time by the Board of Directors with or without cause. Any officer may resign at any time by giving written notice of his resignation to the chief executive officer, the president, or to the secretary, and acceptance of such resignation will not be necessary to make it effective unless the notice so provides. Any vacancy occurring in any office will be filled by the Board of Directors.

D. Duties. The officers of the corporation will perform the duties and exercise the powers as may be assigned to them from time to time by the Board of Directors or the president and chief executive officer.

E. Salaries. Subject to any applicable law, regulation or stock exchange rule to which the corporation may be subject, the salaries of all officers of the corporation shall be fixed by the Board of Directors from time to time, and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

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ARTICLE VI

CAPITAL STOCK

A. Certificates. The shares of capital stock of the corporation may be represented by certificates or may be uncertificated. To the extent required by law, every holder of capital stock of the corporation represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to a certificate representing such shares. Certificates for shares of stock of the corporation shall be issued under the seal of the corporation, or a facsimile thereof, and shall be numbered and shall be entered in the books of the corporation as they are issued. Each certificate shall bear a serial number, shall exhibit the holder’s name and the number of shares evidenced thereby, and shall be signed by the chairman of the Board or a vice chairman, if any, or the president, if any, or any vice president, and by the secretary. Any or all of the signatures on the certificate may be a facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, the certificate may be issued by the corporation with the same effect as if such person or entity were such officer, transfer agent, or registrar at the date of issue.

B. Registered Stockholders. The corporation will be entitled to treat the holder of record of any share or shares of stock of the corporation as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has actual or other notice thereof, except as provided by law.

C. Transfer of Certificates. Shares of stock shall be transferrable on the books of the corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe. Whenever any transfers of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the secretary or to such transfer agent or transfer clerk, such fact shall be stated in the entry of the transfer. Notwithstanding the foregoing, the transfer of a share may only be registered in the corporation’s securities register upon:

(1) Presentation and surrender of the certificate representing such share with an endorsement, which complies with the Act, made on the certificate or delivered with the certificate, duly executed by an appropriate person as provided by the Act, together with reasonable assurance that the endorsement is genuine and effective, upon payment of all applicable taxes and in any reasonable fees prescribed by the Board; or

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(2) In the case of shares electronically issued without a certificate, upon receipt of proper transfer instructions from the registered holder of the shares, a duly authorized attorney of the registered owner of the shares or an individual presenting proper evidence of succession, assignment or authority to the transfer of the shares.

D. Cancellation of Certificates. All certificates surrendered to the corporation will be canceled and, except in the case of lost, stolen or destroyed certificates, no new certificates will be issued until the former certificate or certificates for the same number of shares of the same class of stock have been surrendered and canceled.

E. Lost, Stolen, or Destroyed Certificates. The Board of Directors or chief executive officer may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact in a form acceptable to the Board of Directors or the chief executive officer by the person claiming the certificate or certificates to be lost, stolen or destroyed. In its discretion, and as a condition precedent to the issuance of any such new certificate or certificates, the Board of Directors or the chief executive officer may require that the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, give the corporation and its transfer agent or agents, registrar or registrars a bond in such form and amount as the Board of Directors or the chief executive officer may direct as indemnity against any claim that may be made against the corporation and its transfer agent or agents, registrar or registrars on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII

FISCAL YEAR

The corporation’s fiscal year will be as established by the Board of Directors.

ARTICLE VIII

AMENDMENTS

Subject to the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may amend these Bylaws or enact such other Bylaws as in their judgment may be advisable relating to the business of the corporation, the conduct of its affairs, and its rights or powers or the rights or powers of its stockholders, directors, officers, or employees.

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ARTICLE IX

MISCELLANEOUS

A. Books and Records.

(1) Any books or records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method; provided, however, that the books and records so kept can be converted into clearly legible paper form within a reasonable time. The corporation shall so convert any books or records so kept upon the request of any person entitled to inspect such records pursuant to the Certificate of Incorporation, these Bylaws, or the provisions of Delaware law.

(2) It shall be the duty of the secretary or other officer of the corporation who shall have charge of the stock ledger to prepare, or have prepared, and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the stockholder’s name. Nothing contained in this subsection (b) shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting during ordinary business hours, at the principal place of business of the corporation. At the meeting, the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence of the identity of the stockholders entitled to examine such list.

(3) Except to the extent otherwise required by law, the Certificate of Incorporation, or these Bylaws, the Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the stock ledger, books, records, and accounts of the corporation, or any of them, shall be open to inspection by the stockholders and the stockholders’ rights, if any, in respect thereof. Except as otherwise provided by law, the stock ledger shall be the only evidence of the identity of the stockholders entitled to examine the stock ledger and the books, records, or accounts of the corporation.

B. Voting Shares in Other Business Entities. Any officer of the corporation designated by the Board of Directors may vote any and all shares of stock or other equity interest held by the corporation in any other corporation or other business entity, and may exercise on behalf of the corporation any and all rights and powers incident to the ownership of such stock or other equity interest.

C. Record Date for Distributions and Other Actions. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution, or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of capital stock, or for the purpose of any other lawful action, except as may otherwise be provided in these Bylaws, the Board of Directors may fix a record date. Such record date shall not precede the date upon which the resolution fixing such record date is adopted, and shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

D. Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, including but not limited to electronic mail, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

E. Certificate of Incorporation. Notwithstanding anything to the contrary contained herein, if any provision contained in these Bylaws is inconsistent with or conflicts with a provision of the Certificate of Incorporation, such provision of these Bylaws shall be superseded by the inconsistent provision in the Certificate of Incorporation to the extent necessary to give effect to such provision in the Certificate of Incorporation.

F. Delaware as Forum. Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the corporation; (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders; (3) any action asserting a claim arising pursuant to any provision of the Delaware General corporation Law; or (4) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this bylaw.

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AMENDMENT NO. 1 TO

2018 AWLD EQUITY INCENTIVE PLAN

Section 4(a) of the Plan is hereby amended as follows:

Section 4. Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan, excluding shares issued under the Pre-Existing Plans, shall be 4,139,800 Shares, plus an automatic annual increase to be added on January 1 of each year equal to 2.5% of the total number of Shares outstanding on such date (including for this purpose any Shares issuable upon conversion of any outstanding capital stock of the Company).

(i) Any Shares subject to an Award issued under this Plan or the Pre-Existing Plans that are canceled, forfeited or expire prior to exercise or realization, either in full or in part, shall be added to the total number of Shares available for an Award to be made under the Plan.

(ii) Shares to be issued under the Plan must be authorized but unissued Shares.

(iii) Notwithstanding the foregoing, (A) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed the aggregate number of Shares that may be issued under the Plan not taking into account any automatic increase in the share reserve, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (B) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 500,000, subject to adjustment as provided in Section 4(c) of the Plan. Shares tendered by Participants as full or partial payment to the Company upon exercise of an Award, and Shares withheld by or otherwise remitted to the Company to satisfy a Participant’s tax withholding obligations with respect to an Award, shall not then become available for issuance under the Plan. Any Shares withheld or otherwise remitted to the Company to satisfy tax withholding obligations, to pay the exercise price of an Award, or Shares of Common Stock subject to a broker-assisted cashless exercise of an Award shall reduce the number of Shares available for issuance under the Plan.

(iv) The maximum number of Shares subject to an Award granted during a Fiscal Year to any Director (exclusive of Shares subject to an Award issued to any Director in his or her capacity as an Employee of the Company), together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $100,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).